UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 27, 2025
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CapsoVision, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-42705	20-3369494
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

18805 Cox Avenue, Suite 250 Saratoga, California	95070
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (408)-624-1488
n/a
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
common stock, $0.001 par value per share	CV	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective August 27, 2025, Kevin Lundquist has stepped down as Chief Financial Officer of CapsoVision, Inc. (the “Company”). The Company has begun the search to identify a successor.

The Company and Mr. Lundquist have entered into a separation agreement and release (the “Separation Agreement”). The Separation Agreement generally provides Mr. Lundquist with the following severance benefits: (i) six months of his base salary, less taxes and withholdings (payable monthly subject to his continued release and waiver of claims and his continued performance under the Separation Agreement and the Consulting Agreement (as defined below)); (ii) a prorated annual bonus for the current year, totaling $33,333.33 (payable within ten business days of the Effective Date of the Separation Agreement (as defined therein) subject to his continued release and waiver of claims and his continued performance under the Separation Agreement and the Consulting Agreement); (iii) the accelerated vesting of previously unvested options to acquire 86,806 shares of the Company’s common stock (which options will remain exercisable until September 1, 2028); and (iv) continued healthcare coverage under COBRA. The Company and Mr. Lundquist have mutually agreed that Mr. Lundquist will be available to provide consulting assistance and transition support to the Company for up to six months, until February 28, 2026. In connection therewith, the Company and Mr. Lundquist will enter into a Consulting Agreement to take effect immediately (the “Consulting Agreement”).

The foregoing descriptions of the Separation Agreement and the Consulting Agreement are qualified in their entirety by reference to the complete text of the Separation Agreement and the Consulting Agreement, which will be filed with the Company’s Quarterly Report on Form 10-Q for the three months ending September 30, 2025.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSOVISION, INC.

Date: September 3, 2025	By:	/s/ Kang-Huai (Johnny) Wang
	Name:	Kang-Huai (Johnny) Wang
	Title	President and Chief Executive Officer